                                     BY-LAWS                     RECEIVED
                                       OF                      MAR 28 1994
                            SHERIDAN INDUSTRIES, INC.          [ILLEGIBLE]

                               ARTICLE I. OFFICES

      The principal office of the corporation in the State of Utah shall be located in the City of Salt Lake, County of Salt Lake. The corporation may have such other offices, either within or without the State of Utah, as the Board of Directors may designate or as the business of the corporation may require from time to time.

                            ARTICLE II. SHAREHOLDERS

      SECTION 1. Annual Meeting. The annual meeting of the shareholders shall be held on the 15th day in the month of October in each year, beginning with the year 1984, at the hour of 3:00 o'clock P.M., for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Utah, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

      SECTION 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than ten percent (10%) of all the outstanding shares of the corporation entitles to vote at the meeting.

      SECTION 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Utah unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place either within or without the State of Utah, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of Utah.

      SECTION 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of special meeting, the purpose or purposes for which the meeting is called, shall unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

      SECTION 5. Closing of Transfer Books Or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, ten (10) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceeding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less then ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or a vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

      SECTION 6. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

      SECTION 7. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

      SECTION 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by shareholder or by his duly authorized attorney-in-fact.

Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after twelve (12) months from the date of its execution, unless otherwise provided in the proxy.

      SECTION 9. Voting of Shares. Each outstanding share entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of shareholders.

      SECTION 10. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the By-Laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

      Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

      Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

      A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

      Shares of its own stock belonging to the corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

      SECTION 11. Informal Action by Shareholders. Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                         ARTICLE III. BOARD OF DIRECTORS

      SECTION 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors.

      SECTION 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be three (3). Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified.

      SECTION 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

      SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

      SECTION 5. Notice. Notice of any special meeting shall be given at least five (5) days previously thereto by written notice delivered personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

      SECTION 6. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors but, if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

      SECTION 7. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

      SECTION 8. Action Without A Meeting. Any action that may be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed before such action by all of the Directors.

      SECTION 9. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuinig only until the next election of Directors by the shareholders.

      SECTION 10. Compensation. By resolution of the Board of Directors, each Director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

      SECTION 11. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

                              ARTICLE IV. OFFICERS

      SECTION 1. Number. The officers of the corporation shall be a President, a Vice President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.

      SECTION 2. Election And Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

      SECTION 3. Removal. Any officer or agent may be removed by the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

      SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

      SECTION 5. President. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

      SECTION 6. Vice President. In the absence of the

      SECTION 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

      SECTION 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

      SECTION 1. Certificates for Shares. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors so to do, and sealed with the corporate seal. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

      SECTION 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

                            ARTICLE VII. FISCAL YEAR

      The fiscal year of the corporation shall begin on the First day of September and end on the last day of August in each year.

                             ARTICLE VIII. DIVIDENDS

      The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                           ARTICLE IX. CORPORATE SEAL

      The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "Corporate Seal".

                           ARTICLE X. WAIVER OF NOTICE

      Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these By-Laws or under the Articles of Incorporation or under the provisions of the Utah Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                             ARTICLE XI. AMENDMENTS

      These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.


                                          SHERIDAN INDUSTRIES, INC.
                                          --------------------------------

                                          By: /s/ Lee Ann L. Korth
                                          --------------------------------

                                              SECRETARY
                                          --------------------------------

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 1

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
A-46328
US            United States of America      RBC           06/774150             09-Sep-1985                  Granted
SOL13         SOLID STATE FARMS,                          4679426               14-Jul-1987                  Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD


A-46328-001
US            United States of America      RBC           07/022973             06-Mar-1987                  Granted
SOL13         SOLID STATE FARMS,                          4765179               23-Aug-1988                  Open
              INC.

              Title: RADIO FREQUENCY SPECTROSCOPY APPARATUS AND METHOD USING


A-46328-002
US            United States of America      RBC                                                              Not Filed
SOL13         SOLID STATE FARMS,                                                                             Open
              INC.

              Title: APPARATUS AND METHOD FOR RADIO FREQUENCY SPECTROSCOPY USING SPECTRAL ANALYSIS


A-46328-003
US            United States of America      RBC           08/103410             06-Aug-1993                  Granted
SOL13         SOLID STATE FARMS,            MAK           5508203               16-Apr-1996                  Open
              INC.

              Title: APPARATUS AND METHOD FOR RADIO FREQUENCY SPECTROSCOPY USING SPECTRAL ANALYSIS
              Remarks: 1809


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
A-46328
US                                                      14-Jul-2004
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        MILTON E. FULLER

A-46328-001
US                                                      23-Aug-2005
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        MILTON E. FULLER

A-46328-002
US
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        MILTON E. FULLER

A-46328-003
US                                                      16-Apr-2013
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        MILTON E. FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 2

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
A-46328-004
US            United States of America      RBC           08/631916             15-Apr-1996                  Granted
SOL13         SOLID STATE FARMS,            MAK           5792668               11-Aug-1998                  Open
              INC.

              Title: PROVIDING RADIO FREQUENCY SPECTRAL ANALYSIS FOR IN-VITRO OR IN-VIVO ENVIRONMENTS
              Remarks: 1313; CONT


A-46328-005
US            United States of America      RBC           09/132097             10-Aug-1998                  Pending
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

              Title: RADIO FREQUENCY SPECTRAL ANALYSIS FOR IN-VITRO OR IN-VIVO ENVIRONMENTS






A-46885
US            United States of America      RBC           07/512845             23-Apr-1990                  Granted
SOL13         SOLID STATE FARMS,                          5328822               12-Jul-1994                  Open
              INC.

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS
              Remarks: 1815


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
A-46328-004
US
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        MILTON E. FULLER


A-46328-005
US
SOL13                         CIP

                              LE
                                                        Inventors:
                                                        AJIT J. KOSHY
                                                        DAVID W. DEAMER
                                                        JOSEPH C. KOSHY
                                                        MARK N. IVERSON
                                                        MILTON E. FULLER

A-46885
US                                                      12-Jul-2011
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        MILTON E. FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 3

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
A-46885-001
US            United States of America      RBC           08/259018             13-Jun-1994                  Granted
SOL13         SOLID STATE FARMS,                          5487870               30-Jan-1996                  Open
              INC.

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS
              Remarks: 2505

A-46885-002
US            United States of America      RBC           08/588537             18-Jan-1996                  Granted
SOL13         SOLID STATE FARMS,                          5575977               19-Nov-1996                  Open
              INC.

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


A-50309
US            United States of America      RBC           08/018230             16-Feb-1993                  Granted
SOL13         SOLID STATE FARMS,                          5363052               08-Nov-1994                  Open
              INC.

              Title: PERMITTIVITY SPECTROSCOPY APPARATUS AND METHOD
              Remarks: 2607


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
A-46885-001
US                                                      30-Jan-2013
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        DAVID K. MCKINNEY

A-46885-002
US
SOL13                         CON

                              LE
                                                        Inventors:
                                                        DAVID K. MCKINNEY

A-50309
US                                                      08-Nov-2011
SOL13                         ORD

                              LE
                                                        Inventors:
                                                        JAMES M. MCKEE

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 4

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FA-46328-003-AU
AU            Australia                     RBC           75202/94              04-Aug-1994                  Granted
SOL13         SOLID STATE FARMS,            MAK           676082                17-Jun-1997                  Open
              INC.

CARTE         CARTER SMITH &
              BEADLE                                                                                         20173

              Title: APPARATUS AND METHOD FOR RADIO FREQUENCY SPECTROSCOPY USING SPECTRAL ANALYSIS
              Remarks: BASED ON PCT/US94/08816.


FA-46328-004-AU
AU            Australia                     RBC           29748/97              15-Apr-1997                  Pending
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

DAVIE         DAVIES COLLISION CAVE         TJR                                                              2117420

              Title: PROVIDING RADIO FREQUENCY SPECTRAL ANALYSIS FOR IN-VITRO OR IN-VIVO ENVIRONMENTS
              Remarks: NATIONAL PHASE BASED UPON PCT/IB97/00719 FILED 4/15/97 AND USSN: 08/631,916 FILED 4/15/96.


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FA-46328-003-AU
AU                                                      04-Aug-2014
SOL13                         ORD


CARTE


                                                        Inventors:
                                                        FRANK J. CHERNE
                                                        MILTON E. FULLER

FA-46328-004-AU
AU
SOL13                         PCT


DAVIE

                                                        Inventors:
                                                        DAVIID W. DEAMER
                                                        AJIT J. KOSHY
                                                        MARK N. IVERSON
                                                        MILTON E. FULLER

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Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 5

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FA-46328-004-CA
CA            Canada                        RBC           2251919               15-Apr-1997                  Pending
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

SMART         SMART & BIGGAR                TJR                                                              61051-2998

              Title: PROVIDING RADIO FREQUENCY SPECTRAL ANALYSIS FOR IN-VITRO OR IN-VIVO ENVIRONMENTS
              Remarks: NATIONAL PHASE BASED UPON PCT/IB97/00719 FILED 4/15/97 AND USSN: 08/631,916 FILED 4/15/96.
              CONFIRMED IN CA 10/30/98



FA-46328-004-EA
EA            Eurasian Patent Convention    RBC           199800924             13-Nov-1998                  Pending
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

RISTI         RISTIC & RISTIC               TJR                                                              INEA-1015-PC

              Title: PROVIDING RADIO FREQUENCY SPECTRAL ANALYSIS FOR IN-VITRO OR IN-VIVO ENVIRONMENTS
              Remarks: NATIONAL PHASE BASED UPON PCT/IB97/00719 FILED 4/15/97 AND USSN: 08/631,916 FILED 4/15/96.

================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FA-46328-004-CA
CA
SOL13                         PCT


SMART

                                                        Inventors:
                                                        DAVID W. DEAMER
                                                        AJIT J. KOSHY
                                                        MARK N. IVERSON
                                                        MILTON E. FULLER

FA-46328-004-EA
EA
SOL13                         PCT


RISTI

                                                        Inventors:
                                                        DAVID W. DEAMER
                                                        AJIT J. KOSHY
                                                        MARK N. IVERSON
                                                        MILTON E. FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 6

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FA-46328-AU
AU            Australia                     RBC           63364/86              02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          604651                02-Sep-1986                  Open
              INC.

CARTE         CARTER SMITH &                                                                                 3229JC:JH
              BEADLE

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: NATL. PHASE OF PCT/US86/01776; FILE TO STORAGE 6/97


FA-46328-JP
JP            Japan                         RBC           504813/1986           02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,            MAK           2751139               27-Feb-1998                  Open
              INC.

KUWA          KUWABARA &                                                                                     WK-104-P
              ASSOCIATES

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON USSN 774,150 & PCT/US86/01776. JP APPEAL NO. 8293/1995.

FA-46885-AU
AU            Australia                     RBC           77430/91              17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          656722                01-Jun-1995                  Open
              INC.

CARTE         CARTER SMITH &                                                                                 11913
              BEADLE

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS
              Remarks: FILE TO STORAGE 6/97

================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FA-46328-AU
AU                                                      02-Sep-2006
SOL13                         PCT


CARTE


                                                        Inventors:
                                                        GARY S. FLETCHER, JR
                                                        MILTON E. FULLER

FA-46328-JP
JP                                                      02-Sep-2006
SOL13                         PCT


KUWA


                                                        Inventors:
                                                        MILTON E. FULLER

FA-46885-AU
AU                                                      17-Apr-2011
SOL13                         ORD


CARTE


                                                        Inventors:
                                                        BERRY V. CARONE
                                                        DAVID K. MCKINNEY
                                                        MILTON E. FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 7

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FA-46885-CA
CA            Canada                        RBC           2081355               17-Apr-1991                  Pending
SOL13         SOLID STATE FARMS,                                                                             Open
              INC.

RICHE         RICHES, MCKENZIE &                                                                             P124492
              HERBERT

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS
              Remarks: FIRST YEAR ANNUITY PAID ON FILING

FA-46885-JP
JP            Japan                         RBC           3-508043              17-Apr-1991                  Pending
SOL13         SOLID STATE FARMS,                                                                             Open
              INC.

NAKA          NAKAMURA                                                                                       XW-1369

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


FE-46328-003-EP
EP            European Patent Office        RBC           94925184.7            04-Aug-1994                  Pending
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

BROOK         BROOKES & MARTIN

              Title: APPARATUS AND METHOD FOR RADIO FREQUENCY SPECTROSCOPY USING SPECTRAL ANALYSIS
              Remarks: BASED ON PCT/US94/08816.


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FA-46885-CA
CA
SOL13                         ORD


RICHE


                                                        Inventors:
                                                        DAVID K. MCKINNEY

FA-46885-JP
JP
SOL13                         ORD


NAKA

                                                        Inventors:
                                                        DAVID K. MCKINNEY

FE-46328-003-EP
EP
SOL13                         ORD


BROOK

                                                        Inventors:
                                                        MILTON E. FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 8

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FK-46328-004-EP
EP            European Patent Office        RBC                                                              Unfiled
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

BOULT         BOULT WADE TENNANT

              Title: PROVIDING RADIO FREQUENCY SPECTRAL ANALYSIS FOR IN-VITRO OR IN-VIVO ENVIRONMENT
              Remarks: NOT FILED PER MAK (LACK OF CLIENT'S INSTRUCTIONS)




FE-46328-AT
AT            Austria                       RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

FE-46328-BE
BE            Belgium                       RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                25-Oct-1995                  Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FK-46328-004-EP
EP
SOL13                         PCT


BOULT

                                                        Inventors:
                                                        DAVID W. DEAMER
                                                        AJIT J. KOSHY
                                                        MARK N. IVERSON
                                                        MILTON E. FULLER

FE-46328-AT
AT                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46328-BE
BE                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page: 9

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FE-46328-CH
CH            Switzerland                   RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

FE-46328-DE
DE            Fed. Republic of Germany      RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          3650429                                            Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776; EP #236434

FE-46328-EP
EP            European Patent Office        RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                25-Oct-1995                  Open
              INC.

BROOK         BROOKES & MARTIN

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776; VALIDATE IN AT, BE, CH, DE, FR, GB, IT, LU, NL, SE FILE TO STORAGE 6/97

FE-46328-FR
FR            France                        RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FE-46328-CH
CH                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46328-DE
DE                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46328-EP
EP                                                      02-Sep-2006
SOL13                         PCT


BROOK

                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46328-FR
FR                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page 10

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FE-46328-GB
GB            United Kingdom                RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

FE-46328-IT
IT            Italy                         RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

FE-46328-LU
LU            Luxembourg                    RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

FE-46328-NL
NL            Netherlands                   RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FE-46328-GB
GB                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46328-IT
IT                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46328-LU
LU                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46328-NL
NL                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page 11

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FE-46328-SE
SE            Sweden                        RBC           86905585.5            02-Sep-1986                  Granted
SOL13         SOLID STATE FARMS,                          236434                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: BASED ON PCT/US86/01776.

FE-46885-DE
DE            Fed. Republic of Germany      RBC           91908388.1            17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          0528840               12-Aug-1998                  Open
              INC.

BROOK         BROOKES & MARTIN

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


FE-46885-EP
EP            European Patent Office        RBC           91908388.1            17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          0528840               12-Aug-1998                  Open
              INC.

BROOK         BROOKES & MARTIN                                                                               DB/FE-46885

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS
              Remarks: DESIGNATED AT, BE, CH, DE, DK, ES, FR, GB, GR, IT, LU, NL AND SE; PERFECTED IN CH/LI, DE, ES, FR GB AND IT


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FE-46328-SE
SE                                                      02-Sep-2006
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FE-46885-DE
DE                                                      17-Apr-2011
SOL13                         EPC


BROOK

                                                        Inventors:
                                                        DAVID K. MCKINNEY

FE-46885-EP
EP                                                      17-Apr-2011
SOL13                         ORD


BROOK

                                                        Inventors:
                                                        BERRY V. CARONE
                                                        DAVID K. MCKINNEY
                                                        MILTON E. FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page 12

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FE-46885-ES
ES            Spain                         RBC           91908388.1            17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          0528840               12-Aug-1998                  Open
              INC.

BROOK         BROOKES & MARTIN

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


FE-46885-FR
FR            France                        RBC           91908388.1            17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          0528840               12-Aug-1998                  Open
              INC.

BROOK         BROOKES & MARTIN

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


FE-46885-GB
GB            United Kingdom                RBC           91908388.1            17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          0528840               12-Aug-1998                  Open
              INC.

BROOK         BROOKES & MARTIN

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


FE-46885-IT
IT            Italy                         RBC           91908388.1            17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          0528840               12-Aug-1998                  Open
              INC.

BROOK         BROOKES & MARTIN

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FE-46885-ES
ES                                                      17-Apr-2011
SOL13                         EPC


BROOK

                                                        Inventors:
                                                        DAVID K. MCKINNEY

FE-46885-FR
FR                                                      17-Apr-2011
SOL13                         EPC


BROOK

                                                        Inventors:
                                                        DAVID K. MCKINNEY

FE-46885-GB
GB                                                      17-Apr-2011
SOL13                         EPC


BROOK

                                                        Inventors:
                                                        DAVID K. MCKINNEY

FE-46885-IT
IT                                                      17-Apr-2011
SOL13                         EPC


BROOK

                                                        Inventors:
                                                        DAVID K. MCKINNEY

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page 13

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FE-46885-SE
SE            Sweden                        RBC           91908388.1            17-Apr-1991                  Granted
SOL13         SOLID STATE FARMS,                          0528840               12-Aug-1998                  Open
              INC.

BROOK         BROOKES & MARTIN

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS


FP-46328-003-PC
WO            Patent Cooperation Treaty     RBC           US94/08816            04-Aug-1994                  Closed
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

              Title: APPARATUS AND METHOD FOR RADIO FREQUENCY SPECTROSCOPY USING SPECTRAL ANALYSIS
              Remarks: FILE TO STORAGE 6/97


FP-46328-004-PC
WO            Patent Cooperation Treaty     RBC           IB97/00719            15-Apr-1997                  Closed
SOL13         SOLID STATE FARMS,            MAK                                                              Open
              INC.

              Title: IMPROVING RADIO FREQUENCY SPECTRAL ANALYSIS FOR IN-VITRO OR IN-VIVO ENVIRONMENTS
              Remarks: BASED ON USSN 08/631916 FILED 4/15/96
              Designating: EA, EP, AU, CA, JP, KR

================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FE-46885-SE
SE                                                      17-Apr-2011
SOL13                         EPC


BROOK

                                                        Inventors:
                                                        DAVID K. MCKINNEY

FP-46328-003-PC
WO
SOL13                         ORD


                                                        Inventors:
                                                        MILTON E. FULLER


FP-46328-004-PC
WO
SOL13                         ORD


                                                        Inventors:
                                                        AJIT J. KOSHY
                                                        DAVID W. DEAMER
                                                        MARK N. IVERSON
                                                        MILTON E. FULLER

====================================================================================================================================
Tuesday, February 16, 1999                            Master List           By Case Number                                   Page 14

Case Number/Sub Case
Country/Country Name                                      Application No        Filing Date                  Status
Client/Client Name                                        Patent/Reg. No        Issue/Reg. Date              Disclosure Status
Agent/Agent Name                            Atty(s)       Publication No        Publication Date             Agent Reference No
------------------------------------------------------------------------------------------------------------------------------------
FP-46328-PC
WO            Patent Cooperation Treaty     RBC           US86/01778            02-Sep-1986                  Closed
SOL13         SOLID STATE FARMS,                                                                             Open
              INC.

              Title: WAVE SHAPE CHEMICAL ANALYSIS APPARATUS AND METHOD
              Remarks: SEE NATIONAL PHASE FILINGS; STORAGE 4/96

FP-46885-PC
WO            Patent Cooperation Treaty     RBC           US91/02548            17-Apr-1991                  Closed
SOL13         SOLID STATE FARMS,                                                                             Open
              INC.

              Title: APPARATUS AND METHOD FOR SEDIMENTATION BASED BLOOD ANALYSIS
              Remarks: NATL PHASE FILED IN AU, CA, EPC, JP; STORAGE 4/96

FP-54300-PC
WO            Patent Cooperation Treaty     RBC           US94/01356            07-Feb-1994                  Pending
SOL13         SOLID STATE FARMS,                                                                             Open
              INC.

              Title: PERMITIVITY SPECTROSCOPY APPARATUS AND METHOD
              Remarks: FILE TO STORAGE 7/97


================================================================================
Case Number/Sub Case
Country/Country Name          Owner                     Next Renewal Date
Client/Client Name            Case Type                 Class(s)
Agent/Agent Name              Tarif                     First Use Date
--------------------------------------------------------------------------------
FP-46328-PC
WO
SOL13                         ORD


                                                        Inventors:
                                                        MILTON EARL FULLER

FP-46885-PC
WO
SOL13                         ORD


                                                        Inventors:
                                                        DAVID K. MCKINNEY

FP-54300-PC
WO
SOL13                         ORD


                                                        Inventors:
                                                        JAMES M. MCKEE